Exhibit 99.1

HCC INSURANCE HOLDINGS REPORTS FOURTH QUARTER AND FULL YEAR 2011 RESULTS

Fourth Quarter 2011 Highlights and 2012 Guidance:

•                  Net earnings of $78.3 million and net earnings per diluted share of $0.74

•                  GAAP combined ratio of 86.8%, including 1.9 percentage points for catastrophes

•                  Book value per share increased 3.1% to $31.62

•                  Annualized return on equity of 9.6% and annualized operating return on equity(a) of 10.4%

•                  2.5 million shares of common stock repurchased for $65.8 million at an average cost of $26.63 per share

•                  Net earned premium increased 8% to $550.2 million

•                  Net earnings guidance of $2.80 to $3.10 per diluted share for 2012

HOUSTON (February 21, 2012) . . .

HCC Insurance Holdings, Inc. (NYSE: HCC) today released earnings for the fourth quarter and full year of 2011.

Net earnings were $78.3 million for the fourth quarter of 2011, compared to $97.3 million for the fourth quarter of 2010.  Net earnings per diluted share were $0.74 for the fourth quarter of 2011, versus $0.84 for the same quarter of 2010.  Net earnings were $255.2 million for 2011, or $2.30 per diluted share, compared to $345.1 million, or $2.99 per diluted share, for 2010.

The 2011 results include previously announced pretax net catastrophe losses of $10.0 million and $117.9 million for the fourth quarter and full year of 2011, respectively, which reduced net earnings by $0.06 and $0.70 per share in the respective periods.  These catastrophe losses added 1.9 and 5.3 percentage points to the Company’s GAAP net loss ratio for the fourth quarter and full year of 2011, respectively.

The Company’s GAAP combined ratio was 86.8% for the fourth quarter of 2011, compared to 82.3% for the fourth quarter of 2010.  The GAAP combined ratio was 90.8% for the full year of 2011, versus 84.6% for 2010.  HCC’s paid loss ratio for 2011 was 58.9%, compared to 59.7% for 2010.

Book value per share increased 3.1% and 10.3% for the fourth quarter and full year of 2011, respectively, to $31.62 at December 31, 2011.  Book value per share grew at a compounded rate of 11.5% over the last five years.  Dividends of $0.60 per share were declared in 2011.  This was the 15th consecutive year in which HCC raised its dividend.

HCC’s annualized return on equity was 9.6% for the fourth quarter of 2011 and 7.7% for the full year of 2011.  The Company’s annualized operating return on equity(a) was 10.4% for the fourth quarter of 2011 and 8.1% for the full year of 2011.

“HCC had a strong quarter and a solid year despite unprecedented catastrophe losses.  We look forward to 2012 and an improving pricing environment,” HCC Chief Executive Officer John N. Molbeck, Jr. said.

The Company repurchased 2.5 million shares of its common stock during the fourth quarter of 2011 for $65.8 million at an average cost of $26.63 per share.  As of February 21, 2012, the Company has repurchased 14.1 million shares for $412.5 million at an average cost of $29.30 per share since June 2010.

HCC had net favorable loss development of $11.5 million in the fourth quarter of 2011, compared to $23.9 million for the same period of 2010, and net adverse development of $10.1 million for the full year of 2011, versus $22.7 million of net favorable development for the full year of 2010.  The Company’s 2011 accident year net loss ratio was 65.3% and its accident year combined ratio was 91.0% for the full year of 2011.

Gross written premium increased 1% to $629.0 million for the fourth quarter of 2011, compared to $624.2 million for the same quarter of 2010.  Net written premium increased 7% to $521.1 million for the fourth quarter of 2011, versus $486.7 million for the same quarter of 2010.  Net earned premium increased 8% to $550.2 million for the fourth quarter of 2011, compared to $509.8 million for the same quarter of 2010.

Gross written premium increased 3% to $2.6 billion for the full year of 2011.  Net written premium increased 8% to $2.2 billion for the full year of 2011, compared to $2.0 billion for the same period of 2010.  Net earned premium increased 4% to $2.1 billion for the full year of 2011, versus $2.0 billion for 2010.

Investment income increased to $53.5 million in the fourth quarter of 2011, compared to $53.2 million in the same quarter of 2010.  Investment income increased to $212.3 million in the full year of 2011, versus $203.8 million in 2010.  The Company’s fixed income securities portfolio increased 13% to $5.9 billion at December 31, 2011, from $5.2 billion at December 31, 2010.  The Company’s total investments increased 6% to $6.0 billion at December 31, 2011, from $5.7 billion at December 31, 2010.

As of December 31, 2011, HCC’s fixed income securities portfolio had an average rating of AA, with a duration of 5.0 years and an average long-term tax equivalent yield of

2

4.8%.  In addition, HCC’s total investments had an average combined duration of 4.9 years.

The Company’s liquidity position remains strong with $238.5 million of cash and short-term investments and $407.4 million of available capacity under its $600.0 million revolving loan facility at December 31, 2011.  In the full year of 2011, the Company generated $465.0 million of operating cash flow compared to $431.0 million in 2010, before consideration of $43.7 million and $15.8 million in commutations, respectively.

As of December 31, 2011, total assets were $9.6 billion, shareholders’ equity was $3.3 billion and the Company’s debt to total capital ratio was 12.7%.

EARNINGS GUIDANCE: HCC’s management estimates the Company will achieve net earnings of $2.80 to $3.10 per diluted share for 2012.  These estimated results assume the following: gross written premium of $2.7 billion; net written premium of $2.2 billion; a combined ratio of 86%-89%; and average fully diluted shares outstanding of 100 million shares.  These assumptions include 2.6 loss ratio points for catastrophe losses in the Company’s property treaty and property direct and facultative businesses.  These assumptions do not include any provision for loss development, foreign currency fluctuation, net realized investment gains (losses) or other-than-temporary impairment credit losses.

For further information about HCC’s 2011 fourth quarter and full-year earnings results, see the supplemental financial schedules that are accessible on HCC’s website at http://www.hcc.com, as well as directly in the Investor Relations section of HCC’s website at http://ir.hcc.com.

(Note: If clicking on the above links does not open in a new web page, please cut and paste the above URLs into your browser’s address bar.)

HCC will hold an open conference call beginning at 8:00 a.m. Central Standard Time on Wednesday, February 22.  To participate, the number for domestic calls is (800) 374-0290 and the number for international calls is (706) 634-0161.  There will also be a live webcast available on a listen-only basis that can be accessed through the HCC website at http://www.hcc.com.  The webcast replay will be archived in the Investor Relations section of the HCC website through Friday, May 25, 2012.

Headquartered in Houston, Texas, HCC Insurance Holdings, Inc. is a leading international specialty insurance group with offices in the United States, the United Kingdom, Spain and Ireland.  HCC’s major domestic and international insurance companies have financial strength ratings of “AA (Very Strong)” from Standard & Poor’s Corporation, “A+ (Superior)” from A.M. Best Company, “AA (Very Strong)” from Fitch Ratings, and “A1 (Good Security)” from Moody’s Investors Service, Inc.

For more information about HCC, please visit http://www.hcc.com.

3

(a) Non-GAAP Financial Measure

Annualized operating return on equity is a non-GAAP financial measure as defined by Regulation G and is calculated as operating earnings (or net earnings excluding after-tax net realized investment gain (loss), other-than-temporary impairment credit losses and foreign currency benefit (expense)) divided by average shareholders’ equity excluding accumulated other comprehensive income.  To annualize a quarterly rate, we multiply the result by four.  See the supplemental financial schedules for a reconciliation of this non-GAAP financial measure to corresponding GAAP amounts.  Management believes annualized operating return on equity is a useful measure for understanding the Company’s profitability relative to shareholders’ equity before consideration of investment-related gains (losses) and foreign currency benefit (expense) that the Company does not actively manage or consider in evaluating its operating results internally.

Contact:	Doug Busker, Director of Investor Relations HCC Insurance Holdings, Inc. Telephone: (713) 996-1192

Forward-looking statements contained in this press release are made under “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 and involve a number of risks and uncertainties.  The types of risks and uncertainties which may affect the Company are set forth in its periodic reports filed with the Securities and Exchange Commission.

*     *     *     *     *

4

HCC Insurance Holdings, Inc. and Subsidiaries

Financial Highlights

(Unaudited, in thousands except per share data)

	Twelve months ended		Three months ended
	December 31,		December 31,
	2011	2010	2011	2010

Gross written premium	$2,649,126	$2,578,908	$628,989	$624,178

Net written premium	2,182,158	2,026,197	521,067	486,706

Net earned premium	2,127,170	2,041,924	550,183	509,786

Net investment income	212,271	203,819	53,489	53,216

Other operating income	35,590	44,832	11,965	9,797

Total revenue	2,374,005	2,302,254	614,921	576,881

Net earnings	255,243	345,096	78,338	97,299

Earnings per share (diluted)	$2.30	$2.99	$0.74	$0.84

Weighted-average shares outstanding (millions)	109.2	114.1	104.4	114.1

GAAP net loss ratio	65.8%	59.4%	61.3%	57.0%

GAAP combined ratio	90.8%	84.6%	86.8%	82.3%

Paid loss ratio	58.9%	59.7%	57.5%	67.7%

	December 31,	December 31,
	2011	2010

Total investments	$6,049,750	$5,687,095

Total assets	9,625,253	9,064,082

Shareholders’ equity	3,292,014	3,296,432

Debt to total capital ratio	12.7%	8.3%

Book value per share	$31.62	$28.67

HCC Insurance Holdings, Inc. and Subsidiaries

Consolidated Balance Sheets

(Unaudited, in thousands)

	December 31,	December 31,
	2011	2010
ASSETS

Investments:
Fixed income securities - available for sale, at fair value	$5,718,834	$4,999,440
Fixed income securities - held to maturity, at amortized cost	161,102	193,668
Short-term investments	133,917	488,002
Other investments	35,897	5,985
Total investments	6,049,750	5,687,095
Cash	104,550	97,857
Restricted cash	229,821	148,547
Premium, claims and other receivables	688,732	635,867
Reinsurance recoverables	1,056,068	1,006,855
Ceded unearned premium	222,300	278,663
Ceded life and annuity benefits	61,061	58,409
Deferred policy acquisition costs	217,608	212,786
Goodwill	872,814	821,648
Other assets	122,549	116,355

Total assets	$9,625,253	$9,064,082

LIABILITIES

Loss and loss adjustment expense payable	$3,658,317	$3,471,858
Life and annuity policy benefits	61,061	58,409
Reinsurance, premium and claims payable	366,499	345,730
Unearned premium	1,031,034	1,045,877
Deferred ceding commissions	62,364	72,565
Notes payable	478,790	298,637
Accounts payable and accrued liabilities	675,174	474,574

Total liabilities	6,333,239	5,767,650

SHAREHOLDERS’ EQUITY

Common stock	122,720	120,942
Additional paid-in capital	1,001,308	954,332
Retained earnings	2,447,850	2,257,895
Accumulated other comprehensive income	227,659	97,186
Treasury stock	(507,523)	(133,923)

Total shareholders’ equity	3,292,014	3,296,432

Total liabilities and shareholders’ equity	$9,625,253	$9,064,082

HCC Insurance Holdings, Inc. and Subsidiaries

Consolidated Statements of Earnings

(Unaudited, in thousands except per share data)

	Twelve months ended		Three months ended
	December 31,		December 31,
	2011	2010	2011	2010

REVENUE

Net earned premium	$2,127,170	$2,041,924	$550,183	$509,786
Net investment income	212,271	203,819	53,489	53,216
Other operating income	35,590	44,832	11,965	9,797
Net realized investment gain	3,653	12,104	484	4,207
Other-than-temporary impairment credit losses	(4,679)	(425)	(1,200)	(125)

Total revenue	2,374,005	2,302,254	614,921	576,881

EXPENSE

Loss and loss adjustment expense, net	1,399,247	1,213,029	337,007	290,384
Policy acquisition costs, net	328,134	322,046	88,974	79,968
Other operating expense	268,548	256,004	70,037	66,051
Interest expense	23,070	21,348	6,473	5,441

Total expense	2,018,999	1,812,427	502,491	441,844

Earnings before income tax expense	355,006	489,827	112,430	135,037
Income tax expense	99,763	144,731	34,092	37,738

Net earnings	$255,243	$345,096	$78,338	$97,299

Basic earnings per share data:
Net earnings per share	$2.31	$3.00	$0.74	$0.84

Weighted-average shares outstanding (millions)	109.1	113.9	104.3	113.8

Diluted earnings per share data:
Net earnings per share	$2.30	$2.99	$0.74	$0.84

Weighted-average shares outstanding (millions)	109.2	114.1	104.4	114.1

Cash dividends declared, per share	$0.600	$0.560	$0.155	$0.145

HCC Insurance Holdings, Inc. and Subsidiaries

Consolidated Statements of Cash Flows

(Unaudited, in thousands)

	Twelve months ended
	December 31,
	2011	2010

Operating activities
Net earnings	$255,243	$345,096
Adjustments to reconcile net earnings to net cash provided by operating activities:
Change in premium, claims and other receivables	(81,578)	(38,507)
Change in reinsurance recoverables	(47,892)	(2,077)
Change in ceded unearned premium	55,741	(10,713)
Change in loss and loss adjustment expense payable	181,363	6,702
Change in unearned premium	(14,364)	7,106
Change in reinsurance, premium and claims payable, excluding restricted cash	12,768	21,852
Change in accounts payable and accrued liabilities	17,538	31,032
Stock-based compensation expense	13,000	13,018
Depreciation and amortization expense	18,619	17,380
(Gain) loss on investments	1,026	(12,168)
Other, net	9,812	36,479
Cash provided by operating activities	421,276	415,200

Investing activities
Sales of available for sale fixed income securities	448,766	239,414
Maturity or call of available for sale fixed income securities	573,958	620,884
Maturity or call of held to maturity fixed income securities	29,102	25,240
Cost of available for sale fixed income securities acquired	(1,550,587)	(1,347,285)
Cost of held to maturity fixed income securities acquired	—	(120,643)
Cost of other investments acquired	(33,060)	(4,977)
Change in short-term investments	355,468	311,983
Payments for purchase of businesses, net of cash received	(1,892)	(36,348)
Proceeds from sales of other investments	347	4,638
Proceeds from sale of subsidiaries	2,550	17,068
Other, net	(21,643)	(9,627)
Cash used by investing activities	(196,991)	(299,653)

Financing activities
Advances on line of credit	305,000	50,000
Payments on line of credit	(125,000)	(50,000)
Payments on convertible notes	—	(64,472)
Sale of common stock	36,044	29,193
Purchase of common stock	(373,584)	(35,124)
Dividends paid	(65,822)	(63,245)
Other, net	5,770	(13,502)
Cash used by financing activities	(217,592)	(147,150)

Net increase (decrease) in cash	6,693	(31,603)
Cash at beginning of year	97,857	129,460

Cash at end of year	$104,550	$97,857

HCC Insurance Holdings, Inc. and Subsidiaries

Gross Written Premium

(Unaudited, in thousands)

	Twelve months ended December 31,			Three months ended December 31,
	2011	2010	Change	2011	2010	Change

U.S. Property & Casualty
Aviation	$154,903	$162,539	(5)%	$37,970	$40,939	(7)%
E&O	68,846	81,567	(16)	15,885	18,251	(13)
Public Risk	73,168	64,802	13	17,444	14,405	21
Other	243,519	229,567	6	59,404	49,741	19
	540,436	538,475	—	130,703	123,336	6

Professional Liability
U.S. D&O	453,669	498,331	(9)	140,788	153,821	(8)
International D&O	108,834	97,960	11	28,812	28,034	3
	562,503	596,291	(6)	169,600	181,855	(7)

Accident & Health
Medical Stop-loss	703,814	654,335	8	176,413	166,079	6
Other	98,488	107,394	(8)	25,305	27,865	(9)
	802,302	761,729	5	201,718	193,944	4

U.S. Surety & Credit
Surety	169,237	171,595	(1)	42,018	39,458	6
Credit	57,075	55,271	3	14,926	14,266	5
	226,312	226,866	—	56,944	53,724	6

International
Energy	128,078	106,902	20	14,668	9,849	49
Property Treaty	128,767	74,514	73	4,017	3,110	29
Liability	89,519	86,681	3	20,806	18,180	14
Surety & Credit	84,683	75,106	13	18,830	18,087	4
Other	86,336	110,275	(22)	11,707	22,277	(47)
	517,383	453,478	14	70,028	71,503	(2)

Exited Lines	190	2,069	nm	(4)	(184)	nm

Totals	$2,649,126	$2,578,908	3%	$628,989	$624,178	1%

nm - Not meaningful comparison

HCC Insurance Holdings, Inc. and Subsidiaries

Net Written Premium

(Unaudited, in thousands)

	Twelve months ended December 31,			Three months ended December 31,
	2011	2010	Change	2011	2010	Change

U.S. Property & Casualty
Aviation	$117,333	$110,539	6%	$28,547	$26,442	8%
E&O	67,606	81,443	(17)	15,571	18,187	(14)
Public Risk	58,096	46,844	24	14,170	10,209	39
Other	124,261	89,995	38	35,796	26,266	36
	367,296	328,821	12	94,084	81,104	16

Professional Liability
U.S. D&O	347,834	362,255	(4)	107,940	112,373	(4)
International D&O	64,428	39,307	64	16,828	11,233	50
	412,262	401,562	3	124,768	123,606	1

Accident & Health
Medical Stop-loss	703,619	654,335	8	176,364	166,079	6
Other	98,112	107,038	(8)	25,224	27,774	(9)
	801,731	761,373	5	201,588	193,853	4

U.S. Surety & Credit
Surety	158,116	164,764	(4)	38,336	37,416	2
Credit	50,743	44,609	14	14,762	12,331	20
	208,859	209,373	—	53,098	49,747	7

International
Energy	75,286	53,063	42	6,957	1,347	nm
Property Treaty	98,370	59,878	64	(1,769)	(2,116)	(16)
Liability	81,855	79,959	2	18,607	16,549	12
Surety & Credit	78,418	64,847	21	16,263	13,569	20
Other	57,890	66,597	(13)	7,475	9,232	(19)
	391,819	324,344	21	47,533	38,581	23

Exited Lines	191	724	nm	(4)	(185)	nm

Totals	$2,182,158	$2,026,197	8%	$521,067	$486,706	7%

nm -  Not meaningful comparison

HCC Insurance Holdings, Inc. and Subsidiaries

Net Earned Premium

(Unaudited, in thousands)

	Twelve months ended December 31,			Three months ended December 31,
	2011	2010	Change	2011	2010	Change

U.S. Property & Casualty
Aviation	$113,341	$115,952	(2)%	$29,462	$28,704	3%
E&O	73,666	95,275	(23)	17,312	21,196	(18)
Public Risk	50,440	46,409	9	13,917	11,883	17
Other	95,963	81,877	17	27,598	19,303	43
	333,410	339,513	(2)	88,289	81,086	9

Professional Liability
U.S. D&O	359,178	377,868	(5)	88,770	92,768	(4)
International D&O	51,638	47,358	9	14,806	10,609	40
	410,816	425,226	(3)	103,576	103,377	—

Accident & Health
Medical Stop-loss	703,619	654,335	8	176,364	166,079	6
Other	99,843	105,699	(6)	23,442	26,216	(11)
	803,462	760,034	6	199,806	192,295	4

U.S. Surety & Credit
Surety	164,879	160,373	3	43,786	41,048	7
Credit	45,656	39,535	15	13,440	10,433	29
	210,535	199,908	5	57,226	51,481	11

International
Energy	66,512	52,671	26	19,143	13,105	46
Property Treaty	90,912	47,594	91	26,384	15,061	75
Liability	81,339	81,887	(1)	21,158	21,409	(1)
Surety & Credit	73,832	69,264	7	17,823	15,464	15
Other	56,153	64,770	(13)	16,782	16,676	1
	368,748	316,186	17	101,290	81,715	24

Exited Lines	199	1,057	nm	(4)	(168)	nm

Totals	$2,127,170	$2,041,924	4%	$550,183	$509,786	8%

nm - Not meaningful comparison

HCC Insurance Holdings, Inc. and Subsidiaries

Net Investment Income and Unrealized Gain

(Unaudited, in thousands)

	Twelve months ended		Three months ended
	December 31,		December 31,
	2011	2010	2011	2010

Sources of net investment income:

Fixed income securities
Taxable	$113,293	$110,517	$29,065	$28,101
Exempt from U.S. income taxes	98,729	92,297	24,016	24,712
Total fixed income securities	212,022	202,814	53,081	52,813
Short-term investments	537	900	117	269
Other	4,486	4,344	1,494	1,291
Total investment income	217,045	208,058	54,692	54,373
Investment expense	(4,774)	(4,239)	(1,203)	(1,157)

Net investment income	$212,271	$203,819	$53,489	$53,216

Unrealized gain on available for sale fixed income securities:

Increase in unrealized gain for period, before tax	$198,768	$(21,677)	$38,546	$(166,630)

Unrealized gain at:

December 31, 2011	$333,402

September 30, 2011	$294,856

June 30, 2011	$194,043

March 31, 2011	$116,420

December 31, 2010	$134,634

HCC Insurance Holdings, Inc. and Subsidiaries

Net Loss Ratios

(Unaudited, in thousands)

	Twelve months ended		Twelve months ended
	December 31, 2011		December 31, 2010
	Net earned	Loss	Net earned	Loss
	premium	ratio	premium	ratio
U.S. Property & Casualty
Aviation	$113,341	63.7%	$115,952	55.0%
E&O	73,666	70.8	95,275	79.2
Public Risk	50,440	79.8	46,409	61.8
Other	95,963	37.9	81,877	28.4
	333,410	60.3	339,513	56.3

Professional Liability
U.S. D&O	359,178	90.3	377,868	62.6
International D&O	51,638	8.2	47,358	60.8
	410,816	80.0	425,226	62.4

Accident & Health
Medical Stop-loss	703,619	74.5	654,335	73.6
Other	99,843	62.4	105,699	71.0
	803,462	73.0	760,034	73.3

U.S. Surety & Credit
Surety	164,879	20.6	160,373	22.8
Credit	45,656	40.0	39,535	41.5
	210,535	24.8	199,908	26.5

International
Energy	66,512	35.7	52,671	22.2
Property Treaty	90,912	80.0	47,594	58.2
Liability	81,339	34.0	81,887	43.3
Surety & Credit	73,832	56.6	69,264	41.7
Other	56,153	121.0	64,770	61.3
	368,748	63.4	316,186	45.4

Exited Lines	199	nm	1,057	nm

Totals	$2,127,170	65.8%	$2,041,924	59.4%

nm - Not meaningful comparison

HCC Insurance Holdings, Inc. and Subsidiaries

Reconciliation of Non-GAAP Financial Measure to GAAP

(Unaudited, in thousands)

	Twelve months ended		Three months ended
	December 31,		December 31,
	2011	2010	2011	2010

Numerator:

GAAP net earnings	$255,243	$345,096	$78,338	$97,299

Exclude:
Net realized investment gain (loss), net of tax*	2,374	7,868	315	2,735
OTTI credit losses, net of tax*	(3,041)	(276)	(780)	(81)
Foreign currency benefit (expense), net of tax*	707	(1,032)	(905)	(83)
Total items excluded from operating earnings	40	6,560	(1,370)	2,571

Operating earnings	$255,203	$338,536	$79,708	$94,728

Denominator:

GAAP equity - beginning of period	$3,296,432	$3,031,183	$3,267,139	$3,337,102

Exclude - Accumulated other comprehensive income	97,186	119,665	202,018	208,936

Beginning equity, as adjusted	$3,199,246	$2,911,518	$3,065,121	$3,128,166

GAAP equity - end of period	$3,292,014	$3,296,432	$3,292,014	$3,296,432

Exclude - Accumulated other comprehensive income	227,659	97,186	227,659	97,186

Ending equity, as adjusted	$3,064,355	$3,199,246	$3,064,355	$3,199,246

Average equity, as adjusted	$3,131,801	$3,055,382	$3,064,738	$3,163,706

Annualized operating return on equity	8.1%	11.1%	10.4%	12.0%

* Tax adjustment calculated using 35% statutory tax rate.